UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.)

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a‑6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a‑12

BROADWIND, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

3240 South Central Avenue

Cicero, Illinois 60804

Telephone: 708-780-4800

Dear Fellow Stockholder:

You are cordially invited to attend a special meeting of Stockholders (the “Special Meeting”) of Broadwind, Inc. (the “Company” or “Broadwind”), to be held virtually on October 23, 2024 beginning at 8:00 a.m. local time, at www.virtualshareholdermeeting.com/BWEN2024SM.

Your vote is being solicited on behalf of our Board of Directors (the “Board”). You are being asked to (i) approve the ratification of the approval by the Company’s stockholders, filing and effectiveness of the certificate of amendment to the Company’s Certificate of Incorporation (the “Certificate of Incorporation”) filed with the Secretary of State of the State of Delaware (the “Secretary of State”) on May 16, 2024 (the “Share Increase Amendment”) and the increase in the number of authorized shares of our common stock, par value $0.001 per share (the “Common Stock”), from 30,000,000 to 45,000,000, effected thereby (the “Ratification”); and (ii) approve adjournments of the Special Meeting from time to time, if necessary or appropriate (as determined by the Company), to solicit additional votes in favor of the Ratification or to establish a quorum (the “Adjournment Proposal”).

Our Board urges you to read the accompanying Proxy Statement and recommends that you vote “FOR” the Ratification Proposal and “FOR” the Adjournment Proposal.

The Notice of Special Meeting of Stockholders, the Proxy Statement and the proxy card accompanying this letter are also available at www.proxyvote.com. We are first mailing these materials to our stockholders on or about August 30, 2024.

Whether or not you plan to attend the Special Meeting, it is important that your shares be represented. You may vote your shares by telephone or over the Internet, or by returning the proxy card by completing, signing, dating and returning the proxy card by mail in the postage-paid envelope provided. Instructions regarding these three methods of voting are contained in the Proxy Statement and on the proxy card.

Thank you for your cooperation.

Very truly yours,

Eric B. Blashford President and Chief Executive Officer

Cicero, Illinois

August 30, 2024

If you have any questions or require assistance in authorizing a proxy or voting your shares of Common Stock, please contact the Company’s proxy solicitor at the contact listed below:

430 Park Avenue, 14th Floor

New York, New York 10022

Stockholders Call Toll Free: (800) 662-5200

Banks, Brokers, Trustees and Other Nominees Call Collect: (203) 658-9400

Email: BWEN@investor.Sodali.com

BROADWIND, INC.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON

OCTOBER 23, 2024

Notice is hereby given to the holders of the shares of common stock, par value $0.001 per share (the “Common Stock”) of Broadwind, Inc. (the “Company” or “Broadwind”), a Delaware corporation, that a Special Meeting of Stockholders (the “Special Meeting”) will be held virtually at 8:00 a.m. local time local time on October 23, 2024, at www.virtualshareholdermeeting.com/BWEN2024SM to consider and act upon the following matters:

(i)

to approve the ratification of the approval by the Company’s stockholders, filing and effectiveness of the certificate of amendment to the Company’s Certificate of Incorporation (the “Certificate of Incorporation”) filed with the Secretary of State of the State of Delaware (the “Secretary of State”) on May 16, 2024 (the “Share Increase Amendment”) and the increase in the number of authorized shares of our common stock, par value $0.001 per share (the “Common Stock”), from 30,000,000 to 45,000,000, effected thereby (the “Ratification”);

(ii)

to approve adjournments of the Special Meeting from time to time, if necessary or appropriate (as determined by the Company), to solicit additional votes in favor of the Ratification or to establish a quorum (the “Adjournment Proposal”); and

(iii)	to consider and act upon such other matters as may properly come before the Special Meeting and any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice of Special Meeting of Stockholders.

The board of directors of the Company (the “Board”) recommends a vote “FOR” the Ratification (Proposal 1); and “FOR” the Adjournment Proposal (Proposal 2).

As described in the definitive proxy statement relating to the Company’s May 16, 2024 annual meeting of stockholders (the “2024 Annual Meeting”), which was filed with the SEC on April 2, 2024 (the “2024 Annual Meeting Proxy Statement”), the Share Increase Amendment was proposed to increase the authorized number of shares of Common Stock in order to, among other reasons, support future equity incentive programs that would be separately approved by our stockholders and to fund matching contributions under our 401(k) plan. Generally, the Company believes that equity incentive awards and matching contributions under our 401(k) plan allows us to be competitive with regard to recruiting and retaining employee talent. In addition, we are evaluating the future financing needs of our business and we may use a portion of the additional authorized shares if we elect to raise capital by issuing shares of Common Stock or in connection with possible strategic transactions or partnerships. Other than the purposes listed herein, we do not have any current intentions for the additional authorized shares.

At the 2024 Annual Meeting, the Company’s stockholders voted on the Share Increase Amendment. Consistent with the applicable rules concerning the manner in which brokerage firms, banks, broker-dealers, or other similar organizations (collectively, “brokers, banks and/or other nominees”) may exercise discretionary authority to vote on “routine” matters, certain shares of Common Stock held by brokers, banks and/or other nominees and with respect to which the beneficial owners had not provided their broker, bank and/or other nominee with voting instructions were voted by the brokers, banks and/or other nominees in favor of the approval of the Share Increase Amendment. Such votes, and others cast by the Company’s stockholders, were tabulated by the Company’s inspector of elections in accordance with the applicable New York Stock Exchange (“NYSE”) rules and based on the tabulation, the inspector of elections determined that the proposal to approve the Share Increase Amendment was adopted by the requisite vote of stockholders and certified that the proposal had passed. Following this approval, the Company filed the Share Increase Amendment with the Secretary of State on May 16, 2024, and it became effective on the same date.

Following the Annual Meeting, the Company received letters from two stockholders claiming that disclosures in the Proxy Statement regarding the authority of brokers, banks and/or other nominees to vote on the Share Increase Amendment in the absence of instructions from the beneficial owners of the applicable shares were inconsistent with how votes were tabulated and counted or that the Company mistabulated uninstructed votes of brokers, banks and/or other nominees as votes in favor of the Share Increase Amendment. The stockholders requested that the Board deem the Share Increase Amendment ineffective and make appropriate disclosure of such determination or seek valid stockholder approval of the Share Increase Amendment.

The Company believes it was and is appropriate to include the affirmative votes cast by brokers, banks and/or other nominees pursuant to their discretionary authority in the tabulation of votes in favor of the Share Increase Amendment and, thus, that the Share Increase Amendment was properly approved and is effective. However, to avoid potential future litigation risk, and to eliminate any uncertainty as to the Share Increase Amendment and the validity of shares of Common Stock that in the future may be issued by virtue of the Share Increase Amendment, the Board has determined that it is advisable and in the best interests of the Company and its stockholders to ratify the approval by the Company’s stockholders, filing and effectiveness of the Share Increase Amendment pursuant to Section 204 of the Delaware General Corporation Law DGCL (the “DGCL”). In furtherance of this Ratification, the Board unanimously adopted the resolutions attached hereto as Appendix A to the attached proxy statement on July 22, 2024, resolving, among other things, to approve the Ratification, and recommend that stockholders approve the Ratification.

Your vote is very important. Whether or not you plan to attend the Special Meeting, the Company hopes you will submit a proxy to vote as soon as possible to ensure that your vote will be counted.

Stockholders of record at the close of business on August 26, 2024 are entitled to notice of the Special Meeting and these stockholders are the only stockholders that are entitled to vote at the Special Meeting or any adjournment or postponement thereof. The Ratification is being submitted to stockholders pursuant to Section 204 of the DGCL, under which stockholders of record as of the close of business on March 28, 2024 (the record date for the 2024 Annual Meeting), other than stockholders whose identities or addresses cannot be determined from the Company’s records, are also entitled to receive notice of the Special Meeting, but are not entitled to attend the Special Meeting or vote on the Ratification or any other matter presented at the Special Meeting unless they were also stockholders of record as of the close of business on the Record Date.

The public filing of this notice and the attached proxy statement constitute the notice required to be given to the Company’s stockholders under Section 204 of the DGCL in connection with the Ratification. Under Sections 204 and 205 of the DGCL, when a matter such as the Ratification is submitted for ratification at a stockholder meeting, any claim that a defective corporate act ratified under Section 204 is void or voidable due to the failure of authorization, or that the Delaware Court of Chancery should declare in its discretion that a ratification in accordance with Section 204 of the DGCL not be effective or be effective only on certain conditions, must be brought, in this case, within 120 days from the date the Ratification is approved by the stockholders. If the Ratification is approved by stockholders, any claim that the filing and effectiveness of the Share Increase Amendment is void or voidable due to a failure of authorization, or that the Delaware Court of Chancery should declare, in its discretion, that the Share Increase Amendment not be effective or be effective only on certain conditions, must be brought, in this case, within 120 days from the date that the Ratification is approved by the stockholders.

Beginning on or about August 30, 2024, we are mailing to our stockholders this Notice of Special Meeting of Stockholders, the Proxy Statement and the proxy card. We ask that you review the Proxy Statement carefully and return your proxy promptly. Your vote is very important. Whether or not you plan to attend the Special Meeting, we urge you to vote your shares by telephone or over the Internet, as described in the enclosed proxy materials, or by returning the proxy card by mail. To return the proxy card by mail, you may sign, date and mail the proxy card in the envelope provided.

BY ORDER OF THE BOARD OF DIRECTORS

Cary B. Wood
Chairman of the Board of Directors

Cicero, Illinois

August 30 , 2024

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 23, 2024:

The Notice of Special Meeting of Stockholders, the accompanying Proxy Statement and the proxy card are available free of charge on our Internet website, www.bwen.com. Information on this website, other than this Proxy Statement, is not a part of this Proxy Statement. You may also obtain these materials at the website of the Securities and Exchange Commission at www.sec.gov.

Please sign, date, and promptly return the proxy card in the envelope provided, or vote your shares promptly by Internet or by telephone by following the instructions on the proxy card, so that you may be represented at the Special Meeting. Instructions are in the Proxy Statement, on the proxy card or, if your shares are held in “street name,” on the voting instruction form provided by your broker, bank, and/or other nominee.

The Notice of Special Meeting of Stockholders is not a form for voting and presents only an overview of the business to be conducted at the Special Meeting. The accompanying Proxy Statement includes a detailed description of the business to be conducted at the Special Meeting. We urge you to read the accompanying Proxy Statement, including the appendices, carefully and in their entirety.

If you have any questions concerning the business to be conducted at the Special Meeting, would like additional copies of the Proxy Statement or need help submitting a proxy for your shares, please contact Sodali & Co., the Company’s proxy solicitor:

430 Park Avenue, 14th Floor

New York, New York 10022

Stockholders Call Toll Free: (800) 662-5200

Banks, Brokers, Trustees and Other Nominees Call Collect: (203) 658-9400

Email: BWEN@investor.Sodali.com

BROADWIND, INC.

PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 23, 2024

INTRODUCTION

Your proxy is solicited by the Board of Directors (the “Board”) of Broadwind, Inc., a Delaware corporation (the “Company” or “Broadwind”), for a Special Meeting of Stockholders (the “Special Meeting”) to be held virtually at 8:00 a.m. local time on October 23, 2024, at www.virtualshareholdermeeting.com/BWEN2024SM for the purposes set forth on the Notice of Special Meeting of Stockholders (the “Notice”), and at any adjournments or postponements thereof. The mailing address of our principal executive office is 3240 South Central Avenue, Cicero, Illinois 60804. This Proxy Statement and the accompanying proxy card are first being mailed to stockholders on or about August 30, 2024.

As used in this Proxy Statement, the terms “the Company,” “Broadwind,” “we,” “us” and “our” refer to Broadwind, Inc.

You may vote by telephone, over the Internet, or if you received a paper copy of the proxy card by mail, you may also vote by signing, dating, and mailing the proxy card in the envelope provided. Instructions regarding these methods of voting are contained in this Proxy Statement and on the proxy card. Please vote by whichever method is most convenient for you to ensure that your shares are represented at the Special Meeting. Internet voting facilities will close at 11:59 p.m., Eastern Daylight Time, on October 22, 2024. If your shares are held in “street name,” we recommend you instruct the record holder of your shares to vote on the proxy card.

INTERNET AVAILABILITY OF PROXY MATERIALS

Beginning on or about August 30, 2024, we will send the Notice, this Proxy Statement and the proxy card to our stockholders of record as of August 26, 2024, the record date for voting at the Special Meeting (the “Record Date”). The Notice, this Proxy Statement and the proxy card are also available free of charge on our Internet website, www.bwen.com. You may also obtain these materials at the website of the Securities and Exchange Commission (the “SEC”) at www.sec.gov.

References to the Company’s website herein do not incorporate by reference the information contained on the website, and such information should not be considered a part of this Proxy Statement.

FORWARD-LOOKING STATEMENTS

This Proxy Statement contains “forward-looking statements”—that is, statements related to future, not past, events—as defined in Section 21E of the Securities Exchange Act of 1934, as amended, that reflect our current expectations regarding our future growth, results of operations, financial condition, cash flows, performance, business prospects and opportunities, as well as assumptions made by, and information currently available to, our management. Forward-looking statements include any statement that does not directly relate to a current or historical fact. We have tried to identify forward-looking statements by using words such as “anticipate,” “believe,” “expect,” “intend,” “will,” “should,” “may,” “plan” and similar expressions, but these words are not the exclusive means of identifying forward looking statements. These statements are based on information currently available to us and are subject to various risks, uncertainties and other factors that could cause our actual growth, results of operations, financial condition, cash flows, performance, business prospects and opportunities to differ materially from those expressed in, or implied by, these statements including, but not limited to, those set forth under the caption “Risk Factors” in Part I, Item 1A of our most recently filed Form 10-K and our other filings with the SEC. We are under no duty to update any of these statements. You should not consider any list of such factors to be an exhaustive statement of all of the risks, uncertainties or other factors that could cause our current beliefs, expectations, plans and/or assumptions to change. Accordingly, forward-looking statements should not be relied upon as a predictor of actual results.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

What is the purpose of the Special Meeting?

The purpose of the Special Meeting is to confirm certain matters that were previously approved by our stockholders. Specifically, at our Special Meeting, stockholders will act upon the following matters outlined in the Notice:

●

To approve the ratification of the approval by the Company’s stockholders, filing and effectiveness of the certificate of amendment to the Company’s Certificate of Incorporation (the “Certificate of Incorporation”) filed with the Secretary of State of the State of Delaware on May 16, 2024 (the “Share Increase Amendment”) and the increase in the number of shares of authorized shares of our Common Stock from 30,000,000 to 45,000,000, effected thereby (the “Ratification”).

●

To approve adjournments of the Special Meeting from time to time, if necessary or appropriate (as determined by the Company), to solicit additional votes in favor of the Ratification or to establish a quorum (the “Adjournment Proposal”); and

●	To consider and act upon such other matters as may properly come before the Special Meeting and any adjournment or postponement thereof.

After careful consideration, the Board recommends a vote “FOR” the Ratification (Proposal 1); and “FOR” the Adjournment Proposal (Proposal 2).

As described in this Proxy Statement, although the Company believes the Share Increase Amendment was properly approved at the Company’s May 16, 2024 annual meeting of stockholders (the “2024 Annual Meeting”), was properly filed and is currently effective, because there may be uncertainty regarding the validity or effectiveness of the Share Increase Amendment, the Company is submitting the Ratification to the Company’s stockholders pursuant to Section 204 of the Delaware General Corporation Law (the “DGCL”) to eliminate such uncertainty and risk of any litigation in connection therewith. Under Section 204 of the DGCL, stockholders of record as of March 28, 2024 (the record date of the 2024 Annual Meeting), other than holders whose identities or addresses cannot be determined from our records, are entitled to notice of the Special Meeting, but are not entitled to attend the Special Meeting or to vote on any matter presented at the Special Meeting unless they were also holders of our Common Stock as of the close of business on the Record Date. As permitted by Section 204 of the DGCL, the Company is satisfying such notice requirement pursuant to the filing of this Proxy Statement.

It is important to note that approval of the Ratification will:

●    NOT dilute your ownership in the Company;

●    NOT change the total number of shares of Common Stock that are currently outstanding;

●    NOT change the number of shares of Common Stock that you currently own; and

●    NOT change the amount of Common Stock covered under the Share Increase Amendment.

The Ratification WILL merely confirm certain matters that were previously approved by our stockholders.

Why is the Company seeking stockholder approval of the Ratification (Proposal 1) under Section 204 of the DGCL, and what is the effect of that?

The Company desires to ratify the Share Increase Amendment to eliminate any uncertainty related to the validity and effectiveness of such items. Section 204 of the DGCL provides that no defective corporate act (“Corporate Act”) will be void or voidable solely as a result of a failure of authorization of that Corporate Act if it is ratified as provided in Section 204 or validated by the Delaware Court of Chancery in a proceeding brought under Section 205 of the DGCL. Thus, Section 204 allows a Delaware corporation, by following specified procedures, to ratify a Corporate Act. The effect of ratification under Section 204 is that the Corporate Act is validated retroactive to the date the Corporate Act was originally taken. Although the Company believes the Share Increase Amendment was properly approved and is effective, ratification will eliminate all doubt.

What are the consequences if the Ratification (Proposal 1) is not approved by stockholders?

If the Ratification is not approved by the requisite vote of our stockholders, the Share Increase Amendment will not be ratified in accordance with Section 204 of the DGCL. The failure to approve the Ratification may leave us exposed to potential claims that (i) the Share Increase Amendment did not receive requisite stockholder approval at the 2024 Annual Meeting, and therefore was not validly filed with the Secretary of State and is not currently effective, (ii) as a result, the Company may not have sufficient authorized but unissued shares of Common Stock to permit future issuances of Common Stock in connection with its business and financing needs as they arise, and (iii) actions taken by the Company in reliance on the effectiveness of the Share Increase Amendment were improperly effected, although the Company believes that any such claims would be without merit. Any such claims could have a material adverse effect on our business and prospects. In addition, the failure to approve the Ratification may preclude us from being able to support future equity incentive programs that would be separately approved by the Company’s stockholders and fund matching contributions under the Broadwind, Inc. Employees’ 401(k) Plan. In addition, the failure to approve the Ratification may preclude us from pursuing, delay or impair our ability to pursue, a wide range of potential corporate opportunities that might require the issuance of additional securities, such as for purposes of raising additional capital and settling outstanding obligations, acquisitions of companies or assets, and sales of stock or securities convertible into or exercisable for Common Stock, which could have a material adverse effect on our business and prospects.

Who is entitled to attend and vote at the Special Meeting?

Stockholders of record at the close of business on the Record Date are entitled to attend and vote at the Special Meeting. The proxy card you received with the Notice and this Proxy Statement indicates the number of shares of our Common Stock that you own and are entitled to vote.

What constitutes a quorum at the Special Meeting?

The presence at the Special Meeting, in person or by proxy, of the holders of a majority in voting power of the shares of our Common Stock issued and outstanding and entitled to vote thereat will constitute a quorum for purposes of the Special Meeting. As of the Record Date, 21,985,559 shares of our Common Stock were issued and outstanding, and each such share was entitled to one vote on matters to be brought before the stockholders. Persons who were not stockholders on the Record Date will not be allowed to vote at the Special Meeting. The Common Stock is the only outstanding class of our capital stock entitled to vote at the Special Meeting. Each share of Common Stock is entitled to one vote on each matter to be voted upon at the Special Meeting. No holders of any shares of our Common Stock are entitled to cumulative voting rights. Shares represented virtually during the Special Meeting will be considered shares of Common Stock represented in person at the meeting.

Proxies received but marked “abstain” will be counted as present at the meeting for purposes of determining whether a quorum exists at the Special Meeting. For a discussion of whether or not broker non-votes will be counted for quorum purposes, see “How do I vote if my shares are held by my broker? What is a ‘broker non-vote?” below.

How do I attend the Special Meeting?

The Company is holding the meeting in a virtual-only format and stockholders will not be able to attend the meeting in person. To attend and participate in the Special Meeting, stockholders will need to access the live webcast of the meeting. To do so, please visit www.virtualshareholdermeeting.com/BWEN2024SM. Stockholders will be able to listen, vote and submit questions from any location with Internet connectivity.

If you are a stockholder of record, you do not need to register to attend the Special Meeting via the live webcast. To attend, just follow the instructions on the Notice or the proxy card that you received. You will be required to enter the control number included on the Notice or proxy card that you received. We encourage you to access the meeting prior to the start time, leaving ample time for the check-in.

If your shares are held through a broker, bank and/or other nominee as of the Record Date and you wish to participate in the Special Meeting, you must obtain, from the broker, bank and/or other nominee, the information required, including a control number, in order for you to participate in, and vote at, the Special Meeting.

If you have any questions, please contact the Company’s proxy solicitor:

430 Park Avenue, 14th Floor

New York, New York 10022

Stockholders Call Toll Free: (800) 662-5200

Banks, Brokers, Trustees and Other Nominees Call Collect: (203) 658-9400

Email: BWEN@investor.Sodali.com

Can I ask questions at the Special Meeting?

Stockholders participating in the virtual meeting may submit questions to the Company’s officers during the meeting. If you are a stockholder of record and would like to submit a question, you may do so by joining the virtual Special Meeting at www.virtualshareholdermeeting.com/BWEN2024SM, entering the control number included on the Notice, proxy card or instructions from your broker, bank and/or other nominee that you received and typing your question in the box in the Special Meeting portal.

To help ensure that we have a productive and efficient meeting, we ask that you limit your submitted questions to those that are relevant to the Special Meeting and that such submitted questions are respectful of your fellow stockholders and meeting participants. Questions may be grouped by topic by our management with a representative question read aloud and answered. In addition, questions may be ruled as out of order if they are, among other things, irrelevant to our business, disorderly, repetitious of statements already made, or in furtherance of the speaker’s own personal interests. Questions submitted during the Special Meeting will be reviewed, and we intend to answer pertinent questions submitted, as time permits.

How do I vote by proxy?

Stockholders of record can vote virtually at the Special Meeting or by proxy. There are three (3) ways to vote by proxy:

●	By Telephone — Stockholders located in the United States (the “U.S.”) can vote by telephone by calling +1 800-690-6903 and following the instructions on the Notice or proxy card;

●	By Internet—You can vote on the Internet at www.proxyvote.com by following the instructions on the Notice or proxy card; or

●

By Mail—If you received your proxy materials by mail, you can vote by mail by signing, dating and mailing the proxy card enclosed therewith. No postage is required if your proxy card is mailed in the U.S.

If you vote by telephone or on the Internet by the applicable deadline described under “Can I vote in person? How do I vote at the virtual Special Meeting?” above, or properly fill in your proxy card if you received one by mail and we receive it in time to vote at the Special Meeting, your “proxy” (the individual named on the proxy card) will vote your shares on your behalf as you have directed. If you sign and return a proxy card but do not make specific choices for the voting of your shares, then your proxy will vote your shares of Common Stock as recommended by the Board.

If any other matter is presented, your proxy will vote your shares in accordance with your proxy’s best judgment to the extent permitted by Rule 14a-4(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). At present, we know of no other business that is intended to be acted on at the Special Meeting.

Can I vote by telephone or on the Internet?

Yes. Voting by telephone or on the Internet is fast, convenient and your vote is immediately confirmed and tabulated. If you choose to vote by telephone or on the Internet, instructions to do so are set forth on the proxy card. The Internet voting procedures are designed to authenticate votes cast by use of a control number, which appears in the marked area on the proxy card. These procedures, which comply with Delaware law, allow stockholders to appoint a proxy to vote their shares and to confirm that their instructions have been properly recorded. If you vote by telephone or on the Internet, your vote must be received by 11:59 p.m., Eastern Daylight Time, on October 22, 2024.

If you own your shares in your own name, you can vote by telephone or on the Internet in accordance with the instructions provided on the proxy card. If your shares are held by a broker, bank, and/or other nominee (as defined below), you can also vote by telephone or on the Internet. The instructions to vote on the Internet will be provided on the voting instruction form supplied by your bank or broker. You may need to contact your broker, bank and/or other nominee to vote.

How do I vote if my shares are held by my broker? What is a “broker non-vote?”

If, on the Record Date, your shares were held in an account at a brokerage firm, bank, broker-dealer, or other similar organization (collectively, “brokers, banks and/or other nominees”), then you are the beneficial owner of shares held in “street name.” The organization holding your account is considered the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker, bank, and/or other nominee on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, because you are not the stockholder of record, you may not vote your shares at the Special Meeting unless you request and obtain a valid legal proxy from your broker, bank, and/or other nominee. Please follow the instructions from your broker, bank, and/or other nominee included with these proxy materials, or contact your broker, bank, and/or other nominee to request a legal proxy. If you hold your shares in “street name,” please instruct your broker, bank, and/or other nominee how to vote your shares using the voting instruction form provided by your broker, bank, and/or other nominee so that your vote can be counted. The voting instruction form provided by your broker, bank, and/or other nominee may also include information about how to submit your voting instructions over the Internet, if that option is available.

A “broker non-vote” occurs when the broker, bank, and/or other nominee holding shares for a beneficial owner has not received voting instructions from the beneficial owner and does not have discretionary authority to vote the shares. If you own your shares in “street name” and do not provide voting instructions to your broker, bank, and/or other nominee, then your shares will not be voted at the Special Meeting on any proposal with respect to which your broker, bank and/or other nominee does not have discretionary authority. The Company expects that each of Proposal 1 and Proposal 2 will be treated as a routine matter under New York Stock Exchange rules (which also applies to Nasdaq-listed companies). Accordingly, if you provide a proxy without giving specific voting instructions or if you do not otherwise provide your broker, bank, and/or other nominee with voting instructions, we expect that your broker, bank, and/or other nominee will have discretionary authority to vote your shares at the Special Meeting on Proposal 1 and Proposal 2. In other words, if you do not provide your broker, bank, and/or other nominee with voting instructions, we expect that your broker, bank, and/or other nominee may vote your shares in their discretion. Votes made by brokers, banks and/or other nominees in their discretion will be counted the same as any other votes that are submitted regarding the proposals. However, some brokers, banks and/or other nominees may not choose to use their discretionary authority if they have not received voting instructions from a beneficial owner. Accordingly, we encourage you to provide voting instructions on a voting instruction form provided by the broker, bank, and/or other nominee if your shares are held in “street name”, in each case by carefully following the instructions provided. If any “broker non-votes” are received, they will be counted for purposes of determining whether a quorum exists at the Special Meeting.

If your shares are held in “street name,” we encourage you to provide voting instructions on a voting instruction form provided by the broker, bank, and/or other nominee that holds your shares, in each case by carefully following the instructions provided.

How do I vote the shares I hold through the Company’s 401(k) plan?

If you are a participant in our 401(k) plan, you will receive the Notice and this Proxy Statement and the committee administering the 401(k) plan will instruct the 401(k) plan’s trustee on how to vote the shares in the 401(k) plan.

May I revoke my proxy and change my vote?

Yes. You may revoke your proxy and change your vote at any time before the Special Meeting in one of four (4) ways:

1.

Deliver a written notice that is dated later than the date of your proxy to the attention of our Corporate Secretary at Broadwind, Inc., 3240 South Central Avenue, Cicero, Illinois 60804 that is received prior to the Special Meeting stating that you revoke your proxy;

2.

Log onto the Internet website specified on the proxy card in the same manner you would submit your proxy electronically or call the toll-free number specified on the proxy card prior to 11:59 p.m. Eastern Daylight Time, on October 22, 2024, in each case if you are eligible to do so and following the instructions on the proxy card;

3.	Submit another properly completed and timely proxy card with a later date; or

4.	Appear at the virtual Special Meeting, declare your prior proxy to be revoked and then vote virtually at the Special Meeting (although merely attending the Special Meeting will not revoke your proxy).

If you hold shares in “street name” in the name of your broker, bank and/or other nominee, and you have previously directed your broker, bank and/or other nominee to vote your shares, and you later wish to change your vote, you should instruct your broker, bank and/or other nominee to change your vote.

What vote is required to approve each proposal?

1.

Ratification of the Share Increase Amendment. An affirmative vote of a majority of the outstanding shares of our Common Stock entitled to vote (meaning that a majority of the outstanding shares of our Common Stock as of the Record Date must have voted “for” the Ratification Proposal to be approved) is required to approve the Ratification of the Share Increase Amendment. Abstentions will have the same effect as votes against this proposal. We do not expect any “broker non-votes” on the Ratification Proposal, but if any such votes were to be received, they would have the same effect as votes against this proposal.

2.

Adjournment Proposal. An affirmative vote of a majority of the votes cast (meaning the number of shares of Common Stock voted “for” the proposal must exceed the number of shares voted “against” the proposal), is required to approve the Adjournment Proposal, if a quorum is present at the Special Meeting. If a quorum is not present at the Special Meeting, the affirmative vote of a majority of the shares of our Common Stock present at the Special Meeting or represented by proxy, is required to approve the Adjournment Proposal. Abstentions will not be counted in determining the number of votes cast and, therefore, will have no effect on the outcome of this vote. We do not expect any “broker non-votes” on the Adjournment Proposal, but if any such votes were to be received, they would not be counted in determining the number of votes cast and, therefore, would have no effect on the outcome of the vote.

Who pays for the proxy solicitation related to the Special Meeting?

We will bear the cost of soliciting proxies, including the preparation, assembly and mailing of this Proxy Statement, the Notice, and soliciting material, as well as the cost of forwarding such material to beneficial owners of our Common Stock. Our directors, officers and regular employees may, without compensation other than their regular remuneration, solicit proxies personally or by telephone. We have retained Sodali &Co. to act as proxy solicitor in conjunction with the Special Meeting. We have agreed to pay Sodali & Co. $15,000, plus reasonable out-of-pocket expenses for proxy solicitation services. The parties’ engagement letter contains confidentiality, indemnification, and other provisions that the Company believes are customary for this type of engagement.

How can I obtain additional information about the Company?

We are subject to the informational requirements of the Exchange Act, which requires that we file reports, proxy statements, and other information with the SEC. The SEC maintains a website on the Internet that contains reports, proxy and information statements, and other information regarding registrants, including the Company, that file electronically with the SEC. The SEC’s website address is www.sec.gov.

Will I have appraisal or similar dissenters’ rights in connection with the proposals being voted on at the Special Meeting?

No. Appraisal or similar dissenters’ rights are not applicable to any of the matters being voted upon at the Special Meeting.

How can I find the voting results?

We plan to announce preliminary voting results at the Special Meeting and will publish final results in a Current Report on Form 8-K to be filed with the SEC within four business days following the Special Meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of the Record Date certain information regarding beneficial ownership of our Common Stock by:

●	Each person known to us to beneficially own 5% or more of our Common Stock;

●	Each of our “named executive officers” as listed in the Summary Compensation Table included in the 2024 Annual Meeting Proxy Statement;

●	Each of our directors; and

●	All of our executive officers (as that term is defined in Rule 3b-7 under the Exchange Act) and directors as a group.

We have determined beneficial ownership in accordance with Rule 13d-3 under the Exchange Act. Beneficial ownership generally means having sole or shared voting or investment power with respect to securities. Unless otherwise indicated in the footnotes to the table, each stockholder named in the table has sole voting and investment power with respect to the shares of our Common Stock set forth opposite the stockholder’s name. We have based this table upon information supplied by our executive officers, directors and 5% stockholders, including filings with the SEC and information supplied by our transfer agent.

________________________

*      Less than 1%.

(1)   Based on 21,985,559 shares of our Common Stock issued and outstanding as of the Record Date. Shares not outstanding but deemed beneficially owned by virtue of the right of a person to acquire them as of the Record Date, or within sixty (60) days of the Record Date, are treated as outstanding when determining the percentage owned by such individual and when determining the percentage owned by a group. Unless otherwise noted, the business address of each of the individuals named in the table, and the Broadwind, Inc. Employees’ 401(k) Plan, is c/o Broadwind, Inc., 3240 South Central Avenue, Cicero, Illinois 60804.

(2)  Based solely on information contained in a Schedule 13F filed on July 22, 2024 by Grace & White, Inc., a New York corporation, as investment adviser (“Grace & White”). Grace & White holds sole voting power with respect to 482,358 shares and sole dispositive power with respect to 1,616,590 shares. Grace & White is located at 515 Madison Avenue, Suite 1700, New York, NY 10022.

(3)  Based on 1,249,962 shares of Common Stock reported by Delaware Charter Guarantee & Trust Company dba Principal Directed Trust Company as Trustee for the Broadwind, Inc. Employees’ 401(k) Plan, as updated as of the Record Date based on the records available to the Company. The shares of Common Stock held by executive officers have been deducted from the shares held by the Broadwind, Inc. Employees’ 401(k) Plan amount and included instead in the respective share counts for such executive officers. As of the Record Date, the Broadwind, Inc. Employees’ 401(k) Plan holds 1,328,973 shares of Common Stock (including the shares held by executive officers).

PROPOSALS TO BE VOTED UPON

RATIFICATION

(Proposal No. 1)

General Information

Our Board has determined that it is advisable and in the best interests of the Company and our stockholders to ratify, pursuant to Section 204 of the DGCL, the approval by the Company’s stockholders and the filing with the Delaware Secretary of State of the Share Increase Amendment and the increase in the number of authorized shares of our Common effected thereby from thirty million  (30,000,000) shares to forty-five million (45,000,000) shares (the “Ratification”). This Ratification shall be retroactive, with respect to stockholder approval, to the approval of the Share Increase Amendment by the Company’s stockholders on May 16, 2024 and, with respect to the filing of the Share Increase Amendment, to the effectiveness of the filing of the Share Increase Amendment with the Delaware Secretary of State on May 16, 2024.

Background on the Ratification

As described in the 2024 Annual Meeting Proxy Statement, the Share Increase Amendment was proposed to increase the authorized number of shares of Common Stock in order to support future equity incentive programs that would be separately approved by the Company’s stockholders and to fund matching contributions under the Broadwind, Inc. Employees’ 401(k) Plan, which the Company believes allows it to be competitive with regard to recruiting and retaining employee talent. The Company may use a portion of additional authorized shares if it elects to raise capital by issuing shares of Common Stock or in connection with possible strategic transactions or partnerships. Other than the purposes listed herein, the Company does not have any current intentions for the additional authorized shares. The Board believed that the availability of additional authorized shares would provide the Company with the flexibility in the future to issue shares of our Common Stock for corporate purposes, and the additional authorized shares would, from time to time, be available to be used for purposes of raising additional capital and settling outstanding obligations, acquisitions of companies or assets, and sales of stock or securities convertible into or exercisable for Common Stock. At such time, the Board believed that the increase in the number of authorized shares would provide the Company with additional flexibility to meet business and financial needs as they arise. The Board continues to hold these views.

At the 2024 Annual Meeting, the Company’s stockholders voted on the Share Increase Amendment. Consistent with the applicable rules concerning the manner in which brokerage firms, banks, broker-dealers, or other similar organizations (collectively, “brokers, banks and/or other nominees”) may exercise discretionary authority to vote on “routine” matters, certain shares of Common Stock held by brokers, banks and/or other nominees and with respect to which the beneficial owners had not provided their broker, bank and/or other nominee with voting instructions were voted by the brokers, banks and/or other nominees in favor of the approval of the Share Increase Amendment. Such votes, and others cast by our stockholders, were tabulated by our inspector of elections in accordance with the applicable NYSE rules, and, based on the tabulation, our inspector of elections determined that the proposal to approve the Share Increase Amendment was adopted by the requisite vote of stockholders and certified that the proposal had passed. In particular, there were 15,583,169 votes cast by stockholders on the Share Increase Amendment, of which 13,011,337 were voted “FOR” and 2,571,832 were voted “AGAINST.” The affirmative vote for the Share Increase Amendment, at 60% of the shares of Common Stock outstanding as of the record date for the 2024 Annual Meeting, was more than the required approval of a majority of the outstanding shares of our Common Stock entitled to vote (meaning that a majority of the outstanding shares of our Common Stock as of the record date of the 2024 Annual Meeting voted “for” the amendment to be approved) to effect the Share Increase Amendment. Following this approval, we filed the Share Increase Amendment with the Secretary of State on May 16, 2024, and it became effective on the same date.

Following the Annual Meeting, the Company received letters from two stockholders claiming that disclosures in the Proxy Statement regarding the authority of brokers, banks and/or other nominees to vote on the Share Increase Amendment in the absence of instructions from the beneficial owners of the applicable shares were inconsistent with how votes were tabulated and counted or that the Company mistabulated uninstructed votes of brokers, banks and/or other nominees as votes in favor of the Share Increase Amendment. The stockholders requested that the Board deem the Share Increase Amendment ineffective and make appropriate disclosure of such determination or seek valid stockholder approval of the Share Increase Amendment.

Although these stockholders did not claim to have been under a misimpression prior to the 2024 Annual Meeting and no other stockholder reported any confusion or made any inquiry with the Company regarding the language on this matter in the 2024 Annual Meeting Proxy Statement at any time prior to June 4, 2024, one stockholder stated that stockholders who wished to vote against the proposal may have intended to do so by declining to instruct their brokers, banks and/or other nominees to vote on the Share Increase Amendment rather than instructing their brokers, banks and/or other nominees to vote against the Share Increase Amendment.

The Company believes it was and is appropriate to include the affirmative votes cast by brokers, banks and/or other nominees pursuant to their discretionary authority in the tabulation of votes in favor of the Share Increase Amendment and, thus, that the Share Increase Amendment was properly approved and is effective. However, to avoid potential future litigation risk, and to eliminate any uncertainty as to the Share Increase Amendment and the validity of shares of Common Stock that in the future may be issued by virtue of the Share Increase Amendment, the Board has determined that it is advisable and in the best interests of the Company and its stockholders to ratify the approval by the Company’s stockholders, filing and effectiveness of the Share Increase Amendment pursuant to Section 204 of the DGCL. In furtherance of this Ratification, the Board unanimously adopted the resolutions attached hereto as Appendix A on July 22, 2024, resolving, among other things, to approve the ratification of the Share Increase, and recommend that stockholders approve the ratification of the Share Increase Amendment. If the Ratification is approved by our stockholders and becomes effective, the ratification of the Share Increase Amendment will be retroactive to May 16, 2024, which was the date of the approval of the Share Increase Amendment by our stockholders at the 2024 Annual Meeting and the filing and effectiveness of the Share Increase Amendment with the Secretary of State.

The Ratification will provide the Company with certainty regarding the ability to support future equity incentive programs that would be separately approved by the Company’s stockholders and to fund matching contributions under the Company’s 401(k) plan, which the Company believes allows it to be competitive with regard to recruiting and retaining employee talent. The Ratification will also provide the Company with certainty regarding its ability to use a portion of additional authorized shares if it elects to raise capital by issuing shares of Common Stock or in connection with possible strategic transactions or partnerships, as well as provide the Company with flexibility to meet business and financial needs as they arise. No specific transaction was contemplated in connection with the Share Increase Amendment, and as of this date, none of the shares authorized by the Share Increase Amendment have been issued. Once the Ratification is approved, the additional authorized shares pursuant to the Share Increase Amendment will enable us to issue shares in the future in a timely manner and under circumstances we consider favorable without incurring the risk, delay, and potential expense incident to obtaining stockholder approval for a particular issuance, to the extent allowed by law.

Effects of the Ratification

Our Board of Directors will determine whether, when and on what terms the issuance of shares of our Common Stock may be warranted in connection with any future actions. No further action or authorization by our stockholders will be necessary before issuance of additional shares of Common Stock authorized under our Certificate of Incorporation, except as may be required for a particular transaction by applicable law or regulatory agencies or by the rules of the Nasdaq Stock Market or any other stock market or exchange on which our Common Stock may then be listed.

The additional shares of Common Stock, if issued, would have the same rights and privileges as the existing shares of our Common Stock that were authorized and/or outstanding prior to the Share Increase Amendment. Our Certificate of Incorporation provides that holders of Common Stock shall not have any preference, preemptive right, or right of subscription, other than to the extent, if any, the Board may determine from time to time. Any issuance of additional shares of Common Stock would increase the number of outstanding shares of Common Stock and (unless such issuance was pro-rata among existing stockholders) the percentage ownership of existing stockholders would be diluted accordingly.

Although an increase in the number of authorized shares of our Common Stock could, under certain circumstances, also be construed as having an anti-takeover effect (for example, by permitting easier dilution of the stock ownership of a person seeking to effect a change in the composition of the Board or contemplating a tender offer or other transaction resulting in our acquisition by another company), the Ratification of the Share Increase Amendment is not in response to any effort by any person or group to accumulate our Common Stock or to obtain control of us by any means. In addition, the Ratification is not part of any plan by the Board to recommend or implement a series of anti-takeover measures.

For the reasons stated above, the Board believes it is in the interest of the Company and its stockholders that the proposed Ratification be approved.

Our Board recommends that you vote “FOR” the Ratification.

Matters Related to Section 204 of the DGCL

Sections 204 and 205 of the DGCL are attached hereto as Appendix B.

Section 204 of the DGCL allows a Delaware corporation, by following specified procedures, to ratify a corporate act retroactive to the date the corporate act was originally taken. Our Board believes that the Share Increase Amendment was properly approved by the Company’s stockholders and is effective. However, to avoid potential future litigation risk and to eliminate any uncertainty as to the Share Increase Amendment and the validity of shares of Common Stock that in the future may be issued by virtue of the Share Increase Amendment, on July 22, 2024, our Board determined that it would be advisable and in the best interests of the Company and its stockholders to ratify the approval by its stockholders, and the filing and effectiveness, of the Share Increase Amendment pursuant to Section 204 of the DGCL and unanimously adopted the resolutions attached hereto as Appendix A (such resolutions are incorporated herein by reference) approving the Ratification. Our Board also recommended that our stockholders approve the Ratification for purposes of Section 204 and directed that the Ratification be submitted to our stockholders entitled to vote thereon for approval.

If the Ratification becomes effective, under the DGCL, any claim that (i) the Share Increase Amendment ratified pursuant to the Ratification is void or voidable due to a failure of authorization or (ii) the Delaware Court of Chancery should declare, in its discretion, that the Share Increase Amendment not be effective or be effective only on certain conditions, must be brought within 120 days from the validation effective time in respect of the Ratification, which, in this case, will occur upon approval by the stockholders of the Ratification at the Special Meeting.

Consequences if the Ratification is Not Approved by Our Stockholders

If the Ratification is not approved by the requisite vote of our stockholders, the Share Increase Amendment will not be ratified in accordance with Section 204 of the DGCL. The failure to approve the Ratification may leave us exposed to potential claims that (i) the Share Increase Amendment did not receive requisite stockholder approval at the 2024 Annual Meeting, and therefore was not validly filed with the Secretary of State and is not currently effective, (ii) as a result, the Company may not have sufficient authorized but unissued shares of Common Stock to permit future issuances of Common Stock in connection with its business and financing needs as they arise, and (iii) actions taken by the Company in reliance on the effectiveness of the Share Increase Amendment were improperly effected, although the Company believes that any such claims would be without merit. In addition, the failure to approve the Ratification may preclude us from being able to support future equity incentive programs that would be separately approved by the Company’s stockholders and fund matching contributions under the Broadwind, Inc. Employees’ 401(k) Plan. In addition, the failure to approve the Ratification may preclude us from pursuing, or impair our ability to pursue, a wide range of potential corporate opportunities that might require the issuance of additional securities, such as for purposes of raising additional capital and settling outstanding obligations, acquisitions of companies or assets, and sales of stock or securities convertible into or exercisable for Common Stock, which could have a material adverse effect on our business and prospects.

Interests of Directors and Executive Officers

Our directors and executive officers have no material interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of our Common Stock, equity awards granted to them under our equity incentive plans, and possible future equity awards that may be granted to them under our equity incentive plans, or future equity incentive plans, that may be facilitated by the Share Increase Amendment.

BOARD RECOMMENDATION

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION.

ADJOURNMENT PROPOSAL

(Proposal No. 2)

Stockholders are being asked to consider and vote on a proposal to approve an adjournment of the Special Meeting from time to time, if necessary or appropriate (as determined by the Company), including to solicit additional votes in favor of the Ratification as described in Proposal No. 1 or to establish a quorum. The vote on the Adjournment Proposal is a vote separate and apart from the vote on the Ratification. The Company does not intend to call a vote on the Adjournment Proposal if the Ratification is approved at the Special Meeting.

BOARD RECOMMENDATION

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ADJOURNMENT PROPOSAL.

OTHER MATTERS

Multiple Stockholders Sharing the Same Address—“Householding”

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

At this time, one or more brokers with accountholders who are Company stockholders will be householding our proxy materials. A single Proxy Statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholder. Once you have received notice from your broker that they will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Proxy Statement, please notify your broker. You may also direct a written request for a separate copy of the Proxy Statement to Broadwind, Inc., Attn: Corporate Secretary, 3240 South Central Avenue, Cicero, Illinois 60804, or you may request a separate copy by telephone at 708-780-4800. Upon such a request, we will promptly deliver a separate copy of the Proxy Statement to you. If your broker is not currently householding (i.e., you received multiple copies of our Proxy Statement), and you would like to request delivery of a single copy, you should contact your broker.

Stockholder Proposals and Nominations

As previously stated in the Company’s proxy statement filed with the SEC on April 2, 2024 for 2024 Annual Meeting, any appropriate proposal submitted by a Company stockholder and intended to be included in our Proxy Statement and proxy for the 2025 Annual Meeting of Stockholders must be received by us at our principal executive offices no later than December 3, 2024. Any such proposals must comply with the proxy rules of the SEC, including Rule 14a-8, and our Bylaws and be sent to our Corporate Secretary at the address on the cover of this Proxy Statement.

Also, a board nomination or a stockholder proposal intended to be presented at the 2025 Annual Meeting of Stockholders but not included in our Proxy Statement and proxy must be received by us no earlier than January 16, 2025, and no later than February 15, 2025, provided, however, that in the event that the 2025 Annual Meeting of Stockholders is called for a date that is not within 30 days before or after the anniversary date of the 2024 Annual Meeting, such nomination or proposal must be received by us no later than the 10th day following the day on which the notice of the date of the 2025 Annual Meeting of Stockholders was mailed or public disclosure of the date of the 2025 Annual Meeting of Stockholders was made, whichever first occurs. Any nomination must comply with our Bylaws.

In addition to complying with our Bylaws as set forth immediately above, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must set forth the information required by Rule 14a-19 under the Exchange Act when providing notice to the Company, which notice in support of director nominees other than the Company’s nominees pursuant to Rule 14a-19 must be received by March 17, 2025, provided, however that in the event the 2025 Annual Meeting of Stockholders is called for a date that is not within 30 days before or after the anniversary date of the 2024 Annual Meeting, such notice must be received by us no later than the 10th day following the day on which the notice of the date of the 2025 Annual Meeting of Stockholders was mailed or public disclosure of the date of the 2025 Annual Meeting of Stockholders was made, whichever first occurs.

To be properly brought before an annual meeting, our Bylaws require that any such proposal state:

●	a brief description of the business to be brought before the Annual Meeting;

●	the name and record address of such stockholder and any Stockholder Associated Person (as defined in our Bylaws), if any, on whose behalf the proposal is made;

●	the class or series and number of shares of our capital stock which are owned beneficially or of record by such stockholder or any such Stockholder Associated Person;

●

whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares) has been made, the effect or intent of which is to mitigate loss to or manage risk or benefit of share price changes for, or to increase or decrease the voting power of, such stockholder or Stockholder Associated Person with respect to any of our shares of stock, including updates, if any, in accordance with Section 1.16 of our Bylaws);

●

a reasonably detailed description of all arrangements or understandings between such stockholder or such Stockholder Associated Person and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder or such Stockholder Associated Person in such business;

●

a representation whether the stockholder is being financed or indemnified by any third party for making the proposal and a reasonably detailed description of the source of funds to be used to fund the solicitation of votes in connection with the proposed business;

●	a representation that such stockholder or such Stockholder Associated Person intends to appear in person or by proxy at the annual meeting to bring such business before the meeting;

●

other information relating to the stockholder proposing the business and any Stockholder Associated Person that would be required to be disclosed in a proxy statement or other filing required to be made in connection with a contested solicitation of proxies in which the stockholder or Stockholder Associated Person is a participant in a solicitation subject to Regulation 14 of the Exchange Act; and

●	such other information relating to the proposed business as we may reasonably request to determine whether the proposed business is a proper matter for stockholder action.

Any nominations received from stockholders must be in full compliance with applicable laws and with our Bylaws.

Any such proposal should be sent to our Corporate Secretary at the address on the cover of this Proxy Statement.

Dated: August 30, 2024

Cicero, Illinois

APPENDIX A

RESOLUTIONS FOR MEETING OF

THE BOARD OF DIRECTORS OF

BROADWIND, INC

JULY 22, 2024

Ratification of Amendment to Certificate of Incorporation

WHEREAS, the Board previously approved an amendment to the Certificate of Incorporation to increase the number of authorized shares of common stock, par value $0.001 per share (the “Common Stock”), from 30,000,000 to 45,000,000 (the “Amendment”) and the Company sought stockholder approval of such amendment at the Company’s 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting of Stockholders”);

WHEREAS, the inspector of elections for the 2024 Annual Meeting of Stockholders determined that the proposal to approve the Amendment was adopted by the requisite vote of stockholders and certified that the proposal had passed;

WHEREAS, the Company, after determining that it had received the requisite stockholder vote to adopt the Amendment, effected the Amendment by filing a Certificate of Amendment to the Certificate of Incorporation (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware (the “Secretary of State”) on May 16, 2024;

WHEREAS, the validity of the Amendment and the effectiveness of the Certificate of Amendment upon its filing with the Secretary of State on May 16, 2024 has been challenged (i) in a stockholder demand letter, dated June 4, 2024, alleging that disclosures in the Proxy Statement for the 2024 Annual Meeting of Stockholders regarding the authority of brokers and/or other nominees to cast votes on the Amendment without specific instructions from the beneficial holders of such stock were inconsistent with how such votes were tabulated and counted, as the Proxy Statement for the 2024 Annual Meeting of Stockholders identified the Amendment as “non-routine” and that as a result, stockholders had been misled; and (ii) in a stockholder demand letter, dated July 17, 2024, alleging that the Company mistabulated uninstructed votes of brokers, banks and/or other nominees as votes in favor of the Amendment and that the Board should deem the Certificate of Amendment ineffective and make appropriate disclosure of such determination and void any action taken to implement the Amendment;

WHEREAS, Section 204 of the General Corporation Law of the State of Delaware (the “DGCL”) provides that upon the ratification of defective corporate acts (“Corporate Acts”), such acts shall not be void or voidable solely as a result of a failure of authorization;

WHEREAS, Section 205 of the DGCL provides that no action asserting that a Corporate Act ratified under Section 204 of the DGCL is void or voidable due to a failure of authorization identified in a resolution adopted in accordance with Section 204(b) of the DGCL, or that the Delaware Court of Chancery should declare in its discretion that the ratification thereof in accordance with Section 204 of the DGCL not be effective or be effective only on certain conditions, may be brought after 120 days from the later of the validation effective time and the time required to give notice of such ratification to a corporation’s stockholders pursuant to Section 204(g) of the DGCL;

WHEREAS, although the Board believes it was and is appropriate to include the affirmative votes cast by brokers, banks and/or other nominees pursuant to their discretionary authority in the tabulation of votes in favor of the Amendment, and thus the Amendment was properly approved by the requisite stockholders of the Corporation, to avoid potential future litigation risk and to eliminate any uncertainty as to the Amendment and the validity of shares of Common Stock that in the future may be issued by virtue of the Amendment, the Board has determined that it is advisable and in the best interests of the Corporation and its stockholders to adopt the following resolutions in order to ratify the BWEN Corporate Acts (as defined below) pursuant to Section 204 of the DGCL.

IT IS HEREBY RESOLVED, that the BWEN Corporate Acts to be ratified are the approval of the Amendment by the stockholders of the Corporation, the filing of the Certificate of Amendment with the Secretary of State and the effectiveness of the Certificate of Amendment following such filing (the “BWEN Corporate Acts”).

FURTHER RESOLVED, that the date of the BWEN Corporate Acts is May 16, 2024.

FURTHER RESOLVED, that the nature of the potential failure of authorization in respect of the BWEN Corporate Acts is that (i) the disclosure set forth in the Proxy Statement for the 2024 Annual Meeting of Stockholders may not have accurately described whether brokers, banks and/or other nominees had discretionary authority in the absence of specific instructions from the beneficial owners of the shares of Common Stock at issue to vote on the proposal that stockholders adopt the Amendment, and (ii) the effect of a failure by a beneficial owner of Common Stock to provide voting instructions to such beneficial owner’s broker, bank and/or other nominee was such that the approval of the Amendment by the stockholders of the Corporation and the filing and effectiveness of the Certificate of Amendment may not have been authorized and effected in a manner consistent with the disclosures set forth in the Proxy Statement for the 2024 Annual Meeting of Stockholders and with Section 242 of the DGCL, including that uninstructed votes of brokers, banks and/or other nominees may have been incorrectly tabulated (together, the “Failure of Authorization Allegations”).

FURTHER RESOLVED, that the Board hereby approves, adopts and authorizes, in all respects, the ratification of the BWEN Corporate Acts.

FURTHER RESOLVED, that the BWEN Corporate Acts do not involve the issuance of shares of putative stock (as such term is defined in subsection (h) of Section 204 of the DGCL).

FURTHER RESOLVED, that the Board directs that the ratification of the BWEN Corporate Acts be submitted to a vote of stockholders at a special meeting of stockholders (the “Special Meeting”) to be called by the Chairman of the Board or the Chief Executive Officer of the Company in accordance with Section 1.2 of the Company’s Bylaws and held virtually on October 23, 2024 (or at such other date or dates and time to which such meeting may be properly postponed or adjourned) for such purpose, and the Board hereby recommends that stockholders vote in favor of such ratification and any proposal to approve adjournments of the Special Meeting from time to time, if necessary, to solicit additional proxies if there are not sufficient votes in favor of such ratification.

FURTHER RESOLVED, that in accordance with Section 1.11 of the Company’s Bylaws, that the Company (i) implement reasonable measures to verify that each person deemed present and permitted to vote at the Special Meeting by means of remote communications is a stockholder or proxy holder, (ii) implement reasonable measures to provide such stockholders and proxy holders a reasonable opportunity to participate in the Special Meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings and (iii) maintain a record of any stockholder or proxy holder vote or other action that is taken at the Special Meeting.

FURTHER RESOLVED, that pursuant to Section 204(f) of the DGCL, unless an action is brought under Section 205 of the DGCL within the time period required under Sections 204 and 205 of the DGCL (i.e., within 120 days of the validation effective time), the validation effective time shall be immediately following the ratification of the BWEN Corporate Acts by the stockholders of the Company at the Special Meeting and from and after such validation effective time, the BWEN Corporate Acts shall no longer be deemed void or voidable as a result of the Failure of Authorization Allegations and such effect, and the authorization of the BWEN Corporate Acts, shall be retroactive to the time of the BWEN Corporate Acts;

FURTHER RESOLVED, that the record date for determining the Corporation’s stockholders that are entitled to notice of and to vote at the Special Meeting, or any adjournment thereof, shall be the close of business on August 26, 2024 (the “Record Date”) (unless the Board subsequently fixes a later record date for such purpose), and the officers of the Corporation (the “Authorized Officers”), be, and each of them hereby is, authorized and directed to notify the transfer agent for the Corporation’s capital stock and the Nasdaq Stock Market (“Nasdaq”) of the Record Date.

FURTHER RESOLVED, that the Authorized Officers be, and each of them hereby is, authorized to notify and instruct Equiniti Trust Company, as transfer agent for the Corporation, or Broadridge Investor Communication Solutions, Inc. (“Broadridge”) to commence the inquiry required by Rule 14a-13(a)(i) promulgated under the Securities Exchange Act of 1934, as amended, in connection with the Special Meeting and that any such action taken prior to the date hereof be, and hereby is, ratified and confirmed and approved in all respects.

FURTHER RESOLVED, that the Authorized Officers be, and each of them hereby is, authorized and directed, on behalf of the Corporation, to cause a list of the stockholders of the Corporation as of the close of business on the Record Date to be prepared and made available as and to the extent required under Delaware law.

FURTHER RESOLVED, that the Authorized Officers be, and each of them hereby is, directed to give notice of the date, time, and the purpose of the Special Meeting, together with any other statements or notices required therein under Section 204 of the DGCL or otherwise, not less than twenty (20) nor more than sixty (60) days prior to the date of the Special Meeting, to each stockholder of record of valid stock as of the Record Date and, except for any holders whose identities or addresses cannot be determined from the records of the Corporation, to each stockholder of record of valid stock as of the record date for the 2024 Annual Meeting of Stockholders, which such notice shall be satisfied by the filing of a proxy statement in respect of the Special Meeting, as permitted by Section 204 of the DGCL.

FURTHER RESOLVED, that a representative from Broadridge, or designated affiliate thereof, be, and hereby is, appointed as the inspector of election for the Special Meeting and any continuation, adjournment or postponement thereof, with full power of substitution, to: (i) ascertain the number of shares outstanding and the voting power of each; (ii) determine the shares represented at the Special Meeting; (iii) count all votes and ballots; (iv) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors; (v) certify the determination of the number of shares represented at the Special Meeting and the count of all votes and ballots; and (vi) take all such other actions consistent with the appointment to such position.

FURTHER RESOLVED, that the Chairman of the Board (or, in the absence of or at the direction of the Chairman, the President and Chief Executive Officer of the Company, is hereby appointed to serve as the presiding officer of the Special Meeting and any continuation, adjournment or postponement thereof.

FURTHER RESOLVED, that the Authorized Officers be, and each of them hereby is, authorized to prepare or cause to be prepared the preliminary and definitive Proxy Statements, a Proxy Card, a Notice of the Special Meeting and such other documents as the Authorized Officers, or any of them acting singly, shall deem necessary or appropriate (the “Proxy Materials”), with the approval and authorization thereof to be conclusively evidenced by the execution, distribution to stockholders or filing of such Proxy Materials.

FURTHER RESOLVED, that the Authorized Officers be, and each of them hereby is, authorized and directed to file the Proxy Materials with the Securities and Exchange Commission and NASDAQ and to cause the Proxy Materials to be provided to all stockholders of the Corporation as of the Record Date or otherwise entitled to notice under Delaware law, in the manner required by the federal securities laws and Delaware law, together with any and all amendments and supplements thereto which any such Authorized Officers shall determine to be necessary or advisable, with the approval and authorization thereof to be conclusively evidenced by the execution, distribution to stockholders or filing of such amendments or supplements.

FURTHER RESOLVED, that the Authorized Officers be, and each of them hereby is, authorized to adopt such rules of procedure for the Special Meeting as deemed necessary or advisable in order to maintain proper decorum at the Special Meeting, such implementation to be conclusive evidence of such determination.

FURTHER RESOLVED, that Eric Blashford, with full power of substitution and re-substitution, be, and hereby is, appointed to act as proxy for the proxies solicited by the Board for the Special Meeting and any continuation, adjournment or postponement thereof.

FURTHER RESOLVED, that the Board hereby authorizes the Authorized Officers to retain a proxy solicitor and pay any fees in connection therewith, if determined appropriate or desirable in any such Authorized Officer’s or Officers’ sole discretion, to assist such Authorized Officers in the solicitation of proxies in connection with the Special Meeting.

FURTHER RESOLVED, that at any time prior to the validation effective time in respect of any BWEN Corporate Act, notwithstanding approval of the ratification of the BWEN Corporate Acts by the stockholders of the Corporation, the Board may abandon the ratification of any such BWEN Corporate Acts without further action of the stockholders of the Corporation.

FURTHER RESOLVED, that the Authorized Officers be, and each of them hereby is, authorized and empowered to take any and all such further action, to execute, deliver and file any and all such further agreements, instruments, documents, certificates and communications and to pay such expenses, in the name and on behalf of the Corporation, as such Authorized Officer may deem necessary or advisable to effectuate the purposes and intent of the resolutions hereby adopted, the taking of such actions, the execution, delivery, and filing of such agreements, instruments, documents, certificates or communications and the payment of such expenses by any such Authorized Officer to be conclusive evidence of his or her authorization hereunder and the necessity, advisability, and approval thereof.

FURTHER RESOLVED, that all actions heretofore taken by any director, officer, or agent of the Corporation, for and on behalf of the Corporation, with respect to any of the matters referenced in the foregoing resolutions are hereby ratified, approved, and confirmed in all respects.

APPENDIX B

DELAWARE GENERAL CORPORATION LAW

§ 204. RATIFICATION OF DEFECTIVE CORPORATE ACTS AND STOCK.

(a) Subject to subsection (f) of this section, no defective corporate act or putative stock shall be void or voidable solely as a result of a failure of authorization if ratified as provided in this section or validated by the Court of Chancery in a proceeding brought under § 205 of this title.

(b)(1) In order to ratify 1 or more defective corporate acts pursuant to this section (other than the ratification of an election of the initial board of directors pursuant to paragraph (b)(2) of this section), the board of directors of the corporation shall adopt resolutions stating:

(A) The defective corporate act or acts to be ratified;

(B) The date of each defective corporate act or acts;

(C) If such defective corporate act or acts involved the issuance of shares of putative stock, the number and type of shares of putative stock issued and the date or dates upon which such putative shares were purported to have been issued;

(D) The nature of the failure of authorization in respect of each defective corporate act to be ratified; and

(E) That the board of directors approves the ratification of the defective corporate act or acts.

Such resolutions may also provide that, at any time before the validation effective time in respect of any defective corporate act set forth therein, notwithstanding the approval of the ratification of such defective corporate act by stockholders, the board of directors may abandon the ratification of such defective corporate act without further action of the stockholders.

The quorum and voting requirements applicable to the ratification by the board of directors of any defective corporate act shall be the quorum and voting requirements applicable to the type of defective corporate act proposed to be ratified at the time the board adopts the resolutions ratifying the defective corporate act; provided that if the certificate of incorporation or bylaws of the corporation, any plan or agreement to which the corporation was a party or any provision of this title, in each case as in effect as of the time of the defective corporate act, would have required a larger number or portion of directors or of specified directors for a quorum to be present or to approve the defective corporate act, such larger number or portion of such directors or such specified directors shall be required for a quorum to be present or to adopt the resolutions to ratify the defective corporate act, as applicable, except that the presence or approval of any director elected, appointed or nominated by holders of any class or series of which no shares are then outstanding, or by any person that is no longer a stockholder, shall not be required.

(2) In order to ratify a defective corporate act in respect of the election of the initial board of directors of the corporation pursuant to § 108 of this title, a majority of the persons who, at the time the resolutions required by this paragraph (b)(2) of this section are adopted, are exercising the powers of directors under claim and color of an election or appointment as such may adopt resolutions stating:

(A) The name of the person or persons who first took action in the name of the corporation as the initial board of directors of the corporation;

(B) The earlier of the date on which such persons first took such action or were purported to have been elected as the initial board of directors; and

(C) That the ratification of the election of such person or persons as the initial board of directors is approved.

(c) Each defective corporate act ratified pursuant to paragraph (b)(1) of this section shall be submitted to stockholders for approval as provided in subsection (d) of this section, unless:

(1)(A) No other provision of this title, and no provision of the certificate of incorporation or bylaws of the corporation, or of any plan or agreement to which the corporation is a party, would have required stockholder approval of such defective corporate act to be ratified, either at the time of such defective corporate act or at the time the board of directors adopts the resolutions ratifying such defective corporate act pursuant to paragraph (b)(1) of this section; and (B) Such defective corporate act did not result from a failure to comply with § 203 of this title; or

(2) As of the adoption of the resolutions of the board of directors adopted pursuant to paragraph (b)(1) of this section, there are no shares of valid stock outstanding and entitled to vote thereon, regardless of whether there then exist any shares of putative stock.

(d)(1) If the ratification of a defective corporate act is required to be submitted to stockholders for approval pursuant to subsection (c) of this section, due notice of the time, place, if any, and purpose of the meeting shall be given at least 20 days before the date of the meeting to each holder of valid stock and putative stock, whether voting or nonvoting, at the address of such holder as it appears or most recently appeared, as appropriate, on the records of the corporation.

(2) The notice shall also be given to the holders of record of valid stock and putative stock, whether voting or nonvoting, as of the time of the defective corporate act (or, in the case of any defective corporate act that involved the establishment of a record date for notice of or voting at any meeting of stockholders, for action by written consent of stockholders in lieu of a meeting, or for any other purpose, the record date for notice of or voting at such meeting, the record date for action by written consent, or the record date for such other action, as the case may be), other than holders whose identities or addresses cannot be determined from the records of the corporation.

(3) The notice shall contain a copy of the resolutions adopted by the board of directors pursuant to paragraph (b)(1) of this section or the information required by paragraphs (b)(1)(A) through (E) of this section and a statement that any claim that the defective corporate act or putative stock ratified hereunder is void or voidable due to the failure of authorization, or that the Court of Chancery should declare in its discretion that a ratification in accordance with this section not be effective or be effective only on certain conditions must be brought within 120 days from the applicable validation effective time.

(4) At such meeting, the quorum and voting requirements applicable to ratification of such defective corporate act shall be the quorum and voting requirements applicable to the type of defective corporate act proposed to be ratified at the time of the approval of the ratification, except that:

a. If the certificate of incorporation or bylaws of the corporation, any plan or agreement to which the corporation was a party or any provision of this title in effect as of the time of the defective corporate act would have required a larger number or portion of stock or of any class or series thereof or of specified stockholders for a quorum to be present or to approve the defective corporate act, the presence or approval of such larger number or portion of stock or of such class or series thereof or of such specified stockholders shall be required for a quorum to be present or to approve the ratification of the defective corporate act, as applicable, except that the presence or approval of shares of any class or series of which no shares are then outstanding, or of any person that is no longer a stockholder, shall not be required;

b. The approval by stockholders of the ratification of the election of a director shall require the affirmative vote of the majority of shares present at the meeting and entitled to vote on the election of such director, except that if the certificate of incorporation or bylaws of the corporation then in effect or in effect at the time of the defective election require or required a larger number or portion of stock or of any class or series thereof or of specified stockholders to elect such director, the affirmative vote of such larger number or portion of stock or of any class or series thereof or of such specified stockholders shall be required to ratify the election of such director, except that the presence or approval of shares of any class or series of which no shares are then outstanding, or of any person that is no longer a stockholder, shall not be required; and

c. In the event of a failure of authorization resulting from failure to comply with the provisions of § 203 of this title, the ratification of the defective corporate act shall require the vote set forth in § 203(a)(3) of this title, regardless of whether such vote would have otherwise been required.

(5) Shares of putative stock as of the adoption by the board of directors of resolutions pursuant to paragraph (b)(1) of this section (and without giving effect to any ratification that becomes effective after such adoption) shall neither be entitled to vote nor counted for quorum purposes in any vote to ratify any defective corporate act.

(e)(1) If a defective corporate act ratified pursuant to this section would have required under any other section of this title the filing of a certificate in accordance with § 103 of this title, and either (i) such certificate requires any change to give effect to the defective corporate act in accordance with this section (including a change to the date and time of the effectiveness of such certificate) or (ii) a certificate was not previously filed under § 103 of this title in respect of the defective corporate act, then, in lieu of filing the certificate otherwise required by this title, the corporation shall file a certificate of validation with respect to such defective corporate act in accordance with § 103 of this title.

(2) A separate certificate of validation shall be required for each defective corporate act requiring the filing of a certificate of validation under this section, except that (i) 2 or more defective corporate acts may be included in a single certificate of validation if the corporation filed, or to comply with this title would have filed, a single certificate under another provision of this title to effect such acts, and (ii) 2 or more overissues of shares of any class, classes or series of stock may be included in a single certificate of validation, provided that the increase in the number of authorized shares of each such class or series set forth in the certificate of validation shall be effective as of the date of the first such overissue.

(3) The certificate of validation shall set forth:

a. That the corporation has ratified 1 or more defective corporate acts that would have required the filing of a certificate under § 103 of this title;

b. That each such defective corporate act has been ratified in accordance with this section; and

c. The information required by 1 of the following paragraphs:

1. If a certificate was previously filed under § 103 of this title in respect of the defective corporate act and such certificate requires any change to give effect to the defective corporate act in accordance with this section (including a change to the date and time of the effectiveness of such certificate), the certificate of validation shall set forth:

A. The name, title and filing date of the certificate so previously filed and of any certificate of correction thereto;

B. A statement that a certificate containing all of the information required to be included under the applicable section or sections of this title to give effect to the defective corporate act is attached as an exhibit to the certificate of validation; and

C. The date and time that such certificate shall be deemed to have become effective pursuant to this section; or

2. If a certificate was not previously filed under § 103 of this title in respect of the defective corporate act and the defective corporate act ratified pursuant to this section would have required under any other section of this title the filing of a certificate in accordance with § 103 of this title, the certificate of validation shall set forth:

A. A statement that a certificate containing all of the information required to be included under the applicable section or sections of this title to give effect to the defective corporate act is attached as an exhibit to the certificate of validation, and

B. The date and time that such certificate shall be deemed to have become effective pursuant to this section.

(4) A certificate attached to a certificate of validation need not be separately executed and acknowledged and need not include any statement required by any other section of this title that such instrument has been approved and adopted in accordance with the provisions of such other section.

(f) From and after the validation effective time, unless otherwise determined in an action brought pursuant to § 205 of this title:

(1) Subject to the last sentence of subsection (d) of this section, each defective corporate act ratified in accordance with this section shall no longer be deemed void or voidable as a result of the failure of authorization described in the resolutions adopted pursuant to subsection (b) of this section and such effect shall be retroactive to the time of the defective corporate act; and

(2) Subject to the last sentence of subsection (d) of this section, each share or fraction of a share of putative stock issued or purportedly issued pursuant to any such defective corporate act shall no longer be deemed void or voidable and shall be deemed to be an identical share or fraction of a share of outstanding stock as of the time it was purportedly issued.

(g) In respect of each defective corporate act ratified by the board of directors pursuant to subsection (b) of this section, prompt notice of the ratification shall be given to all holders of valid stock and putative stock, whether voting or nonvoting, as of the date the board of directors adopts the resolutions approving such defective corporate act, or as of a date within 60 days after such date of adoption, as established by the board of directors, at the address of such holder as it appears or most recently appeared, as appropriate, on the records of the corporation. The notice shall also be given to the holders of record of valid stock and putative stock, whether voting or nonvoting, as of the time of the defective corporate act, other than holders whose identities or addresses cannot be determined from the records of the corporation. The notice shall contain a copy of the resolutions adopted pursuant to subsection (b) of this section or the information specified in paragraphs (b)(1)(A) through (E) or paragraphs (b)(2)(A) through (C) of this section, as applicable, and a statement that any claim that the defective corporate act or putative stock ratified hereunder is void or voidable due to the failure of authorization, or that the Court of Chancery should declare in its discretion that a ratification in accordance with this section not be effective or be effective only on certain conditions must be brought within 120 days from the later of the validation effective time or the time at which the notice required by this subsection is given. Notwithstanding the foregoing, (i) no such notice shall be required if notice of the ratification of the defective corporate act is to be given in accordance with subsection (d) of this section, and (ii) in the case of a corporation that has a class of stock listed on a national securities exchange, the notice required by this subsection and subsection (d) of this section may be deemed given if disclosed in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to § 13, § 14 or § 15(d) (15 U.S.C. § 78m, § 77n or § 78o(d)) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, or the corresponding provisions of any subsequent United States federal securities laws, rules or regulations. If any defective corporate act has been approved by stockholders acting pursuant to § 228 of this title, the notice required by this subsection may be included in any notice required to be given pursuant to § 228(e) of this title and, if so given, shall be sent to the stockholders entitled thereto under § 228(e) and to all holders of valid and putative stock to whom notice would be required under this subsection if the defective corporate act had been approved at a meeting and the record date for determining the stockholders entitled to notice of such meeting had been the date for determining the stockholders entitled to notice under the first sentence of this subsection other than any stockholder who approved the action by consent in lieu of a meeting pursuant to § 228 of this title or any holder of putative stock who otherwise consented thereto in writing. Solely for purposes of subsection (d) of this section and this subsection, notice to holders of putative stock, and notice to holders of valid stock and putative stock as of the time of the defective corporate act, shall be treated as notice to holders of valid stock for purposes of §§ 222 and 228, 229, 230, 232 and 233 of this title.

(h) As used in this section and in § 205 of this title only, the term:

(1) “Defective corporate act” means an overissue, an election or appointment of directors that is void or voidable due to a failure of authorization, or any act or transaction purportedly taken by or on behalf of the corporation that is, and at the time such act or transaction was purportedly taken would have been, within the power of a corporation under subchapter II of this chapter (without regard to the failure of authorization identified in § 204(b)(1)(D) of this title), but is void or voidable due to a failure of authorization;

(2) “Failure of authorization” means: (i) the failure to authorize or effect an act or transaction in compliance with (A) the provisions of this title, (B) the certificate of incorporation or bylaws of the corporation, or (C) any plan or agreement to which the corporation is a party or the disclosure set forth in any proxy or consent solicitation statement, if and to the extent such failure would render such act or transaction void or voidable; or (ii) the failure of the board of directors or any officer of the corporation to authorize or approve any act or transaction taken by or on behalf of the corporation that would have required for its due authorization the approval of the board of directors or such officer;

(3) “Overissue” means the purported issuance of:

a. Shares of capital stock of a class or series in excess of the number of shares of such class or series the corporation has the power to issue under § 161 of this title at the time of such issuance; or

b. Shares of any class or series of capital stock that is not then authorized for issuance by the certificate of incorporation of the corporation;

(4) “Putative stock” means the shares of any class or series of capital stock of the corporation (including shares issued upon exercise of options, rights, warrants or other securities convertible into shares of capital stock of the corporation, or interests with respect thereto that were created or issued pursuant to a defective corporate act) that:

a. But for any failure of authorization, would constitute valid stock; or

b. Cannot be determined by the board of directors to be valid stock;

(5) “Time of the defective corporate act” means the date and time the defective corporate act was purported to have been taken;

(6) “Validation effective time”, with respect to any defective corporate act ratified pursuant to this section, means the latest of:

a. The time at which the defective corporate act submitted to the stockholders for approval pursuant to subsection (c) of this section is approved by such stockholders or if no such vote of stockholders is required to approve the ratification of the defective corporate act, immediately following the time at which the board of directors adopts the resolutions required by paragraph (b)(1) or (b)(2) of this section;

b. Where no certificate of validation is required to be filed pursuant to subsection (e) of this section, the time, if any, specified by the board of directors in the resolutions adopted pursuant to paragraph (b)(1) or (b)(2) of this section, which time shall not precede the time at which such resolutions are adopted; and

c. The time at which any certificate of validation filed pursuant to subsection (e) of this section shall become effective in accordance with § 103 of this title.

(7) “Valid stock” means the shares of any class or series of capital stock of the corporation that have been duly authorized and validly issued in accordance with this title.

In the absence of actual fraud in the transaction, the judgment of the board of directors that shares of stock are valid stock or putative stock shall be conclusive, unless otherwise determined by the Court of Chancery in a proceeding brought pursuant to § 205 of this title.

(i) Ratification under this section or validation under § 205 of this title shall not be deemed to be the exclusive means of ratifying or validating any act or transaction taken by or on behalf of the corporation, including any defective corporate act, or any issuance of stock, including any putative stock, or of adopting or endorsing any act or transaction taken by or in the name of the corporation prior to the commencement of its existence, and the absence or failure of ratification in accordance with either this section or validation under § 205 of this title shall not, of itself, affect the validity or effectiveness of any act or transaction or the issuance of any stock properly ratified under common law or otherwise, nor shall it create a presumption that any such act or transaction is or was a defective corporate act or that such stock is void or voidable.

§ 205. Proceedings regarding validity of defective corporate acts and stock

(a) Subject to subsection (f) of this section, upon application by the corporation, any successor entity to the corporation, any member of the board of directors, any record or beneficial holder of valid stock or putative stock, any record or beneficial holder of valid or putative stock as of the time of a defective corporate act ratified pursuant to § 204 of this title, or any other person claiming to be substantially and adversely affected by a ratification pursuant to § 204 of this title, the Court of Chancery may:

(1) Determine the validity and effectiveness of any defective corporate act ratified pursuant to § 204 of this title;

(2) Determine the validity and effectiveness of the ratification of any defective corporate act pursuant to § 204 of this title;

(3) Determine the validity and effectiveness of any defective corporate act not ratified or not ratified effectively pursuant to § 204 of this title;

(4) Determine the validity of any corporate act or transaction and any stock, rights or options to acquire stock; and

(5) Modify or waive any of the procedures set forth in § 204 of this title to ratify a defective corporate act.

(b) In connection with an action under this section, the Court of Chancery may:

(1) Declare that a ratification in accordance with and pursuant to § 204 of this title is not effective or shall only be effective at a time or upon conditions established by the Court;

(2) Validate and declare effective any defective corporate act or putative stock and impose conditions upon such validation by the Court;

(3) Require measures to remedy or avoid harm to any person substantially and adversely affected by a ratification pursuant to § 204 of this title or from any order of the Court pursuant to this section, excluding any harm that would have resulted if the defective corporate act had been valid when approved or effectuated;

(4) Order the Secretary of State to accept an instrument for filing with an effective time specified by the Court, which effective time may be prior or subsequent to the time of such order, provided that the filing date of such instrument shall be determined in accordance with § 103(c)(3) of this title;

(5) Approve a stock ledger for the corporation that includes any stock ratified or validated in accordance with this section or with § 204 of this title;

(6) Declare that shares of putative stock are shares of valid stock or require a corporation to issue and deliver shares of valid stock in place of any shares of putative stock;

(7) Order that a meeting of holders of valid stock or putative stock be held and exercise the powers provided to the Court under § 227 of this title with respect to such a meeting;

(8) Declare that a defective corporate act validated by the Court shall be effective as of the time of the defective corporate act or at such other time as the Court shall determine;

(9) Declare that putative stock validated by the Court shall be deemed to be an identical share or fraction of a share of valid stock as of the time originally issued or purportedly issued or at such other time as the Court shall determine; and

(10) Make such other orders regarding such matters as it deems proper under the circumstances.

(c) Service of the application under subsection (a) of this section upon the registered agent of the corporation shall be deemed to be service upon the corporation, and no other party need be joined in order for the Court of Chancery to adjudicate the matter. In an action filed by the corporation, the Court may require notice of the action be provided to other persons specified by the Court and permit such other persons to intervene in the action.

(d) In connection with the resolution of matters pursuant to subsections (a) and (b) of this section, the Court of Chancery may consider the following:

(1) Whether the defective corporate act was originally approved or effectuated with the belief that the approval or effectuation was in compliance with the provisions of this title, the certificate of incorporation or bylaws of the corporation;

(2) Whether the corporation and board of directors has treated the defective corporate act as a valid act or transaction and whether any person has acted in reliance on the public record that such defective corporate act was valid;

(3) Whether any person will be or was harmed by the ratification or validation of the defective corporate act, excluding any harm that would have resulted if the defective corporate act had been valid when approved or effectuated;

(4) Whether any person will be harmed by the failure to ratify or validate the defective corporate act; and

(5) Any other factors or considerations the Court deems just and equitable.

(e) The Court of Chancery is hereby vested with exclusive jurisdiction to hear and determine all actions brought under this section.

(f) Notwithstanding any other provision of this section, no action asserting:

(1) That a defective corporate act or putative stock ratified in accordance with § 204 of this title is void or voidable due to a failure of authorization identified in the resolution adopted in accordance with 204(b) of this title; or

(2) That the Court of Chancery should declare in its discretion that a ratification in accordance with § 204 of this title not be effective or be effective only on certain conditions,

may be brought after the expiration of 120 days from the later of the validation effective time and the time notice, if any, that is required to be given pursuant to § 204(g) of this title is given with respect to such ratification, except that this subsection shall not apply to an action asserting that a ratification was not accomplished in accordance with § 204 of this title or to any person to whom notice of the ratification was required to have been given pursuant to § 204(d) or (g) of this title, but to whom such notice was not given

BROADWIND, INC.
Special Meeting of Stockholders
October 23, 2024 8:00 AM CENTRAL DLT
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Eric B. Blashford as proxy and attorney-in-fact with full power of substitution and hereby authorizes him to represent and vote, as provided on the reverse side of this proxy card, all the shares of Broadwind, Inc. Common Stock which the undersigned is entitled to vote and, in his discretion, to vote upon such other business as may properly come before the Special Meeting of Stockholders of the Company or any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the Special Meeting.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED FOR PROPOSALS 1 AND 2, AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

Continued and to be signed on reverse side

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SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/BWEN2024SM**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR proposals 1 and 2.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

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